UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2026

BIT DIGITAL, INC.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-38421	98-1606989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

31 Hudson Yards, Floor 11, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 463-5121

N/A

(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Ordinary Shares, $.01 par value	BTBT	The Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendment of Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 5.07 is incorporated herein by reference.

On July 29, 2026, at the 2026 Annual Meeting of Shareholders (the “AGM”), shareholders of Bit Digital, Inc. (the “Company”) approved and adopted the amended and restated Articles of Association of the Company, in substitution for, and to the exclusion of, the Company’s existing Articles of Association.

The information set forth in this Item 5.03 is not intended to be complete and is qualified by reference to Proposal No. 2 included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 16, 2026 (the “Proxy Statement”). The amended and restated Articles of Association are attached to this Current Report on Form 8-K as Exhibit 3.1 and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information set forth in Item 5.03 is incorporated herein by reference.

On July 29, 2026, Bit Digital, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “AGM”). The following matters were submitted to a vote of the Company’s shareholders at the AGM:

1) the election of each of the five nominees for director;

2) the approval of the special resolution to amend the Company’s Articles of Association to change the quorum threshold for shareholder meetings;

3) the adoption of the Company’s 2026 Omnibus Equity Incentive Plan;

4) the ratification of the appointment of Audit Alliance, LLP as independent auditors for the 2026 fiscal year.

At the AGM, a total of 194,090,058 ordinary shares of the Company (the “Ordinary Shares”) and 1,000,000 Preference Shares (with 50 million votes) voted in person or by proxy, out of 348,926,820 outstanding Ordinary Shares and 1,000,000 Preference Shares entitled to vote at the AGM. This constituted the required quorum under Cayman Islands’ law. Set forth below is the number of votes cast for, against, withheld, abstentions, broker non-votes and voting percentages as to each matter.

1.	Election of Directors:

Nomination	For	Against	Withheld	% Votes Affirmative
01 - Zhaohui Deng	119,735,775	29,865,899	1,013,593	79.498%
02 - Erke Huang	136,036,363	13,688,553	890,347	90.320%
03 - Brock Pierce	136,716,166	13,292,276	606,823	90.772%
04 - Ichi Shih	101,296,348	48,379,978	938,941	67.255%
05 - Amanda Cassatt	136,053,967	13,649,771	911,527	90.332%

2.	To approve the special resolution to amend the Company’s Articles of Association to change the quorum threshold for shareholder meetings:

For	Against	Abstain	% Votes Affirmative
123,329,860	26,529,008	756,402	81.884%

3.	To approve the adoption of the Company’s 2026 Omnibus Equity Incentive Plan:

For	Against	Abstain	% Votes Affirmative
145,923,807	4,279,906	411,552	96.885%

4.	To ratify the appointment of Audit Alliance, LLP as independent auditors for the 2026 fiscal year:

For	Against	Abstain	% Votes Affirmative
236,435,611	4,345,791	3,308,655	96.864%

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Articles of Association of the Company
10.1	2026 Omnibus Equity Incentive Plan of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 30, 2026	Bit Digital, Inc.
(Registrant)

	By:	/s/ Sam Tabar
	Name:	Sam Tabar
	Title:	Chief Executive Officer

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